Exhibit 99.2

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

Pro Forma Consolidated Balance Sheet

As of June 30, 2006

(Unaudited, $ in thousands)

The accompanying unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2006 is presented as if the following transaction had been consummated on June 30, 2006:

•	Embassy Suites Boston at Logan International Airport (purchased July 21, 2006)

This pro forma consolidated balance sheet should be read in conjunction with the historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2005 and on Form 10-Q for the six months ended June 30, 2006. In management’s opinion, all adjustments necessary to reflect the effects of the acquisition of the acquired hotel have been made.

The following unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been assuming such transaction had been completed as of June 30, 2006, nor is it indicative of future financial positions of the Company.

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

Pro Forma Consolidated Balance Sheet

As of June 30, 2006

(Unaudited, $ in thousands except per share data)

	A) Company	B) Acquisition of Hotel Property	C) Acquisition Adjustments	Pro Forma
ASSETS
Cash and cash equivalents	$7,015	$2,983	$(2,979)	$7,019
Restricted cash - reserves	4,340	—		4,340
Accounts receivable, net	5,954	397	(123)	6,228
Inventories	648	158	(146)	660
Deferred income taxes	2,637	—		2,637
Deferred franchise fees and intangibles, net	3,157		81	3,238
Prepaid expenses and other assets	1,276	79	76	1,431
Investment in hotel properties, net	390,364	51,053	2,411	443,828

Total assets	$415,391	$54,670	$(680)	$469,381

LIABILITIES AND OWNER’S EQUITY
Notes payable	$204,845	$47,000	$6,897	$258,742
Other long term debt	—	—		—
Capital lease obligations	78	—		78
Accounts payable	2,751	1,666	(1,670)	2,747
Due to affiliates	102	—		102
Dividends and distributions payable	4,143	—		4,143
Accrued expenses	9,425	417	(344)	9,498
Advance deposits	1,825	—	24	1,849

Total liabilities	223,169	49,083	4,907	277,159
Minority Interest	11,714	—		11,714
Preferred stock, $0.01 par value, 10,000,000 shares authorized, 4,000 issued	40			40
Common stock, $0.01 par value, 100,000,000 shares authorized 17,359 shares issued and outstanding	176			176
Additional paid-in capital	196,138			196,138
Accumulated other comprehensive income	15			15
Deferred compensation	—			—
Retained earnings (deficit)	(15,861)	5,587	(5,587)	(15,861)

Total owners’ equity	180,508	5,587	(5,587)	180,508

Total liabilities and owners’ equity	$415,391	$54,670	$(680)	$469,381

A)	Represents the Unaudited Consolidated Balance Sheet of the Company as of June 30, 2006.

B)	Represents the unaudited Balance Sheet of the Embassy Suites Boston at Logan International Airport immediately prior to the acquisition.

C)	Reflects the acquisition adjustments and preliminary purchase price allocation of the Embassy Suites Boston-Logan Airport on July 21, 2006 for a total purchase price of approximately $53.9 million. The amounts presented include the initial purchase price of $53.3 million and closing costs of $0.6 million and were allocated based on the fair market value of the assets acquired and liabilities assumed. The purchase price was funded with a draw on the Company’s credit facility in the amount of $53.9 million.

The Company’s investment in the acquired hotel was allocated in the following manner for this pro forma as of June 30, 2006. This allocation is preliminary and subject to change.

Building	$48,206
Furniture, fixtures & equipment	5,258

Total	$53,464

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2005

(Unaudited, $ in thousands except per share data)

The accompanying unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005 is presented as if the following transaction had been consummated on January 1, 2005:

•	Embassy Suites Boston at Logan International Airport (purchased July 21, 2006)

These Pro Forma Consolidated Statements should be read in conjunction with the historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2005. In management’s opinion, all material adjustments necessary to reflect the effects of the acquisition have been made.

The following unaudited Pro Forma Consolidated Statements of Operations are not necessarily indicative of what actual results of the Company would have been assuming such transaction had been completed as of January 1, 2005, nor is it indicative of the results of operations for future periods.

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2005

(Unaudited, $ in thousands except per share data)

	A) Company	B) Acquisition of Hotel Property	C) Acquisition Adjustments	Pro Forma
Total revenues	$116,425	$12,591		$129,016
Corporate expense	7,072	—		7,072
Hotel expenses	93,316	13,573	(245)	106,644

Operating income (loss)	16,037	(982)	245	15,300
Interest income	485	66	—	551
Interest expense	10,760	4,365	(786)	14,339
Other income, net	33	—	—	33

Income (loss) before minority interest and provision for income taxes	5,795	(5,281)	1,031	1,545
Income tax benefit	2,758	—	—	2,758
Minority interest	(1,060)	—	—	(1,060)

Net income (loss)	$7,493	$(5,281)	$1,031	$3,243
Distributions to Preferred Shareholders	$4,538	$—	$—	$4,538

Net Income Available to Common Shareholders	$2,955	$(5,281)	$1,031	$(1,295)

Basic income per share	$0.16			$(0.08)

Diluted income per share	$0.16			$(0.08)

Weighted average basic shares outstanding	17,127			17,127

Weighted average diluted shares outstanding	23,142			23,142

A)	Historical Consolidated Statement of Operations for the Company for the year ended December 31, 2005.

B)	Historical Statement of Operations for the Embassy Suites Boston at Logan International Airport for the year ended December 31, 2005.

C)	Pro forma adjustments to reflect the acquisition include the following items:

	Embassy Suites Boston at Logan International Airport
Depreciation	$(293	)(1)
Management Fees	(63)
Franchise Royalties	107
Amortization of franchise fees	4
Interest expense	(786	)(2)

	$(1,031)

(1)	Adjustment to reflect depreciation expense based on preliminary purchase price allocation.

(2)	Adjustment to reflect interest expense that would have been incurred if owned by the Company for the entire period.

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2006

(Unaudited, $ in thousands except per share data)

The accompanying unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2006 is presented as if the following transaction had been consummated on January 1, 2006:

•	Embassy Suites Boston at Logan International Airport (purchased July 21, 2006)

This Pro Forma Consolidated Statement should be read in conjunction with the historical financial statements and notes thereto as filed on Form 10-Q for the six months ended June 30, 2006. In management’s opinion, all material adjustments necessary to reflect the effects of the acquisition have been made.

The following unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what actual results of the Company would have been assuming such transaction had been completed as of January 1, 2006, nor is it indicative of the results of operations for future periods.

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2006

(Unaudited, $ in thousands except per share data)

	A) Company	B) Acquisition of Hotel Property	C) Acquisition Adjustments	Pro Forma
Total revenues	$73,672	$6,274	$—	$79,946
Corporate expense	3,056	—	—	3,056
Hotel expenses	56,585	6,628	(126)	63,087

Operating income (loss)	14,031	(354)	126	13,803
Interest income	194	(23)	—	171
Interest expense	5,864	2,405	(424)	7,845
Other income, net	2	—	—	2

Income (loss) before minority interest and provision for income taxes	8,363	(2,782)	550	6,131
Provision for income taxes	909	—	—	909
Minority interest	839	—	—	839

Net income (loss)	$6,615	$(2,782)	$550	$4,383
Distributions to Preferred Shareholders	$4,125	$—	$—	$4,125

Net Income Available to Common Shareholders	$2,490	$(2,782)	$550	$258

Basic income per share	$0.14			$0.01

Diluted income per share	$0.14			$0.01

Weighted average basic shares outstanding	17,473			17,473

Weighted average diluted shares outstanding	23,418			23,418

A)	Historical Consolidated Statement of Operations for the Company for the six months ended June 30, 2006

B)	Historical Consolidated Statement of Operations for the Embassy Suites Boston at Logan International Airport for the six months ended June 30, 2006.

C)	Pro forma adjustments to reflect the acquisition include the following items:

	Embassy Suites Boston at Logan International Airport
Depreciation	$(151	)(1)
Management Fees	(31)
Franchise Royalties	55
Amortization of franchise fees	2
Amortization of deferred financing costs	—
Interest expense	(424	)(2)

	$(550)

(1)	Adjustment to reflect depreciation expense based on preliminary purchase price allocation.

(2)	Adjustment to reflect interest expense that would have been incurred if owned by the Company for the entire period.